News Release

Media Contact: Catherine Butler
24-Hour: 800.559.3853

Analyst Contact: Jack Sullivan
Office: 980.373.3564

May 10, 2021

Duke Energy reports first quarter 2021 financial results
▪First quarter 2021 reported EPS of $1.25 and adjusted EPS of $1.26
▪Delivered strong adjusted EPS results to start the year, driven by Electric Utilities and Infrastructure growth
▪Advanced clean energy transformation with 570 MW of renewable generation placed in service and the retirement of a 270 MW coal unit during the quarter
▪Company reaffirms 2021 adjusted EPS guidance range of $5.00 to $5.30 and long-term adjusted EPS growth rate of 5% to 7% through 2025

CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first quarter 2021 reported EPS of $1.25, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.26. This is compared to reported EPS of $1.24 and adjusted EPS of $1.14 for the first quarter of 2020.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between the first quarter 2021 reported and adjusted EPS was due to exit obligations from gas pipeline investments.
Higher first quarter 2021 adjusted results were led by growth in Electric Utilities and Infrastructure from rate case contributions and prior year unfavorable weather. Gas Utilities and Infrastructure also benefited from customer growth, rate case contributions and rider programs. Higher market returns on certain benefit trusts and lower financing costs drove higher results in the Other segment. These items were partially offset by impacts from Texas Storm Uri, the loss of ACP earnings, higher depreciation and amortization on a growing asset base and share dilution.
“We’re off to a very strong start in 2021, executing well and delivering on our commitments to our customers, communities and investors,” said Lynn Good, Duke Energy chair, president and chief executive officer. “We are positioned to deliver sustainable long-term value as we accelerate our clean energy transformation by investing in renewables, battery storage and in our delivery system. As a result, we have reaffirmed our 2021 adjusted EPS guidance range of $5.00 to $5.30 and long-term growth rate of 5% to 7%, off the 2021 midpoint.”

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Business segment results
In addition to the following summary of first quarter 2021 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported and adjusted basis, Electric Utilities and Infrastructure recognized first quarter 2021 segment income of $820 million, compared to segment income of $705 million in the first quarter of 2020, an increase of $0.15 per share, excluding share dilution of $0.04 per share. Higher quarterly results were primarily due to contributions from rate cases (+$0.10 per share), prior year unfavorable weather (+$0.09 per share) and timing of O&M expenses (+$0.03 per share). These results were partially offset by higher depreciation and amortization on a growing asset base (-$0.04 per share) and unfavorable retail and wholesale volumes (-$0.03 per share). First quarter 2020 retail and wholesale volumes were on a pre-pandemic basis.
Gas Utilities and Infrastructure
On a reported basis, Gas Utilities and Infrastructure recognized first quarter 2021 segment income of $245 million, compared to $249 million in the first quarter of 2020. Lower first quarter 2021 results include exit obligations for ACP. These charges were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Gas Utilities and Infrastructure recognized first quarter 2021 segment income of $250 million, compared to $249 million in the first quarter of 2020, flat excluding share dilution of $0.02 per share. Riders and margin expansion (+$0.03 per share) and contributions from the Tennessee rate case (+$0.01 per share) were offset by the loss of ACP earnings (-$0.03 per share) and higher property taxes and depreciation on a growing asset base (-$0.01).
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized first quarter 2021 segment income of $27 million, compared to reported and adjusted segment income of $57 million in the first quarter of 2020. This represents a decrease of $0.04 per share due to impacts from Texas Storm Uri in February 2021.

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Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a first quarter 2021 net loss of $139 million. This is compared to a reported and adjusted net loss of $112 million and $187 million, respectively, in the first quarter of 2020, an increase of $0.06 per share, excluding share dilution of -$0.01 per share. Higher quarterly results at Other were primarily due to market returns on certain benefit trusts (+$0.04 per share) and lower financing costs (+$0.02 per share).
Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first quarter of 2021 was 8.2% compared to 13.3% in the first quarter of 2020. The decrease in the effective tax rate was primarily due to an increase in the amortization of excess deferred taxes.
The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items for the first quarter of 2021 was 8.1% compared to 12.2% in the first quarter of 2020. The decrease was primarily due to an increase in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled from 10 to 11 a.m. ET today to discuss first quarter 2021 financial results. The conference call will be hosted by Lynn Good, chair, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 800.458.4121 in the United States or 323.794.2093 outside the United States. The confirmation code is 5906267. Please call in 10 to 15 minutes prior to the scheduled start time.
A replay of the conference call will be available until 1 p.m. ET, May 20, 2021, by calling 888.203.1112 in the United States or 719.457.0820 outside the United States and using the code 5906267. An audio replay and transcript will also be available by accessing the investors section of the company’s website.

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Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported to adjusted earnings per share for first quarter 2021 and 2020 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2021 EPS	1Q 2020 EPS
EPS, as reported		$1.25	$1.24
Adjustments to reported EPS:
First Quarter 2021
Exit obligations for gas pipeline investments	$5	0.01
First Quarter 2020
Severance	$(75)		(0.10)
Total adjustments		$0.01	$(0.10)
EPS, adjusted		$1.26	$1.14
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items are Net Income Available to Duke Energy Corporation common stockholders (GAAP reported earnings), Basic earnings per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Gas Pipeline Investments represents additional exit obligations related to ACP.
•Severance represents the reversal of 2018 Severance charges, which were deferred as a result of a partial settlement in the Duke Energy Carolinas and Duke Energy Progress 2019 North Carolina rate cases.

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Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income is defined as income from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

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Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. Its electric utilities serve 7.9 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 51,000 megawatts of energy capacity. Its natural gas unit serves 1.6 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The company employs 27,500 people.
Duke Energy is executing an aggressive clean energy strategy to create a smarter energy future for its customers and communities – with goals of at least a 50% carbon reduction by 2030 and net-zero carbon emissions by 2050. The company is a top U.S. renewable energy provider, on track to operate or purchase 16,000 megawatts of renewable energy capacity by 2025. The company also is investing in major electric grid upgrades and expanded battery storage, and exploring zero-emitting power generation technologies such as hydrogen and advanced nuclear.
Duke Energy was named to Fortune’s 2021 “World’s Most Admired Companies” list and Forbes’ “America’s Best Employers” list. More information is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos and videos. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The impact of the COVID-19 pandemic;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

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◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing customer expectations and demands including heightened emphasis on environmental, social and governance concerns;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;
◦The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values; and
◦The ability to implement our business strategy, including enhancing existing technology systems.

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Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2021
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Gas Pipeline Investments		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$820	$—		$—	$820
Gas Utilities and Infrastructure	245	5	A	5	250
Commercial Renewables	27	—		—	27
Total Reportable Segment Income	1,092	5		5	1,097
Other	(139)	—		—	(139)
Net Income Available to Duke Energy Corporation Common Stockholders	$953	$5		$5	$958
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.25	$0.01		$0.01	$1.26
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $1 million tax benefit. $6 million of exit obligations recorded within Equity in (losses) earnings of unconsolidated affiliates on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2020
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Severance		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$705	$—		$—	$705
Gas Utilities and Infrastructure	249	—		—	249
Commercial Renewables	57	—		—	57
Total Reportable Segment Income	1,011	—		—	1,011
Other	(112)	(75)	A	(75)	(187)
Net Income Available to Duke Energy Corporation Common Stockholders	$899	$(75)		$(75)	$824
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.24	$(0.10)		$(0.10)	$1.14
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $23 million tax expense. $98 million reversal of 2018 charges recorded within Operations, maintenance and other on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 734 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2021
(Dollars in millions)

	Three Months Ended March 31, 2021
	Balance	Effective Tax Rate

Reported Income Before Income Taxes	$1,025
Exit Obligations for Gas Pipeline Investments	6
Noncontrolling Interests	51
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,043

Reported Income Tax Expense	$84	8.2%
Gas Pipeline Investments	1
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$85	8.1%

	Three Months Ended March 31, 2020
	Balance	Effective Tax Rate

Reported Income Before Income Taxes	$1,027
Severance	(98)
Noncontrolling Interests	48
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$938

Reported Income Tax Expense	$137	13.3%
Severance	(23)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$114	12.2%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2021 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2020 YTD Reported Earnings Per Share	$0.96	$0.35	$0.08	$(0.15)	$1.24
Severance	—	—	—	(0.10)	(0.10)
2020 YTD Adjusted Earnings Per Share	$0.96	$0.35	$0.08	$(0.25)	$1.14
Weather	0.09	—	—	—	0.09
Volume	(0.01)	—	—	—	(0.01)
Riders and Other Retail Margin	—	0.03	—	—	0.03
Rate case impacts, net(a)	0.10	0.01	—	—	0.11
Wholesale	(0.02)	—	—	—	(0.02)
Operations and maintenance, net of recoverables(b)	0.03	—	—	—	0.03
Midstream Gas Pipelines(c)	—	(0.03)	—	—	(0.03)
Duke Energy Renewables(d)	—	—	(0.04)	—	(0.04)
Interest Expense	0.01	—	—	0.02	0.03
Depreciation and amortization(e)	(0.04)	—	—	—	(0.04)
Other(f)	(0.01)	(0.01)	—	0.04	0.02
Total variance before share count	$0.15	$—	$(0.04)	$0.06	$0.17
Change in share count	(0.04)	(0.02)	—	0.01	(0.05)
2021 YTD Adjusted Earnings Per Share	$1.07	$0.33	$0.04	$(0.18)	$1.26
Gas Pipeline Investments	—	(0.01)	—	—	(0.01)
2021 YTD Reported Earnings Per Share	$1.07	$0.32	$0.04	$(0.18)	$1.25

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 734 million shares to 769 million.

(a)    Electric Utilities and Infrastructure includes the net impact of DEC and DEP North Carolina interim rates effective August and September 2020, respectively (+0.08), DEI base rate increases, effective August 2020 (+0.01) and DEK base rate increases (+0.01). Gas Utilities and Infrastructure includes the net impact of the Piedmont Tennessee rate case, effective January 2021.
(b)    Primarily due to lower labor costs and employee-related expenses, partially offset by higher storm costs.
(c)    Primarily the loss of ACP earnings.
(d)    Primarily due to Texas Storm Uri in February 2021.
(e)    Excludes rate case impacts.
(f)    Other includes market returns certain benefit trusts.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Operating Revenues
Regulated electric	$5,219	$5,124
Regulated natural gas	749	638
Nonregulated electric and other	182	187
Total operating revenues	6,150	5,949
Operating Expenses
Fuel used in electric generation and purchased power	1,443	1,447
Cost of natural gas	276	199
Operation, maintenance and other	1,402	1,339
Depreciation and amortization	1,226	1,130
Property and other taxes	353	345
Impairment of assets and other charges	—	2
Total operating expenses	4,700	4,462
Gains on Sales of Other Assets and Other, net	—	1
Operating Income	1,450	1,488
Other Income and Expenses
Equity in (losses) earnings of unconsolidated affiliates	(17)	44
Other income and expenses, net	127	46
Total other income and expenses	110	90
Interest Expense	535	551
Income Before Income Taxes	1,025	1,027
Income Tax Expense	84	137
Net Income	941	890
Add: Net Loss Attributable to Noncontrolling Interests	51	48
Net Income Attributable to Duke Energy Corporation	992	938
Less: Preferred Dividends	39	39
Net Income Available to Duke Energy Corporation Common Stockholders	$953	$899

Earnings Per Share – Basic and Diluted
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.25	$1.24
Weighted average shares outstanding
Basic	769	734
Diluted	769	736

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2021	December 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$379	$259
Receivables (net of allowance for doubtful accounts of $31 at 2021 and $29 at 2020)	950	1,009
Receivables of VIEs (net of allowance for doubtful accounts of $116 at 2021 and $117 at 2020)	1,834	2,144
Inventory	3,076	3,167
Regulatory assets (includes $54 at 2021 and $53 at 2020 related to VIEs)	1,650	1,641
Other (includes $333 at 2021 and $296 at 2020 related to VIEs)	619	462
Total current assets	8,508	8,682
Property, Plant and Equipment
Cost	157,372	155,580
Accumulated depreciation and amortization	(49,772)	(48,827)
Generation facilities to be retired, net	29	29
Net property, plant and equipment	107,629	106,782
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $927 at 2021 and $937 at 2020 related to VIEs)	12,441	12,421
Nuclear decommissioning trust funds	9,410	9,114
Operating lease right-of-use assets, net	1,540	1,524
Investments in equity method unconsolidated affiliates	919	961
Other (includes $82 at 2021 and $81 at 2020 related to VIEs)	3,715	3,601
Total other noncurrent assets	47,328	46,924
Total Assets	$163,465	$162,388
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$2,497	$3,144
Notes payable and commercial paper	4,064	2,873
Taxes accrued	574	482
Interest accrued	536	537
Current maturities of long-term debt (includes $472 at 2021 and 2020 related to VIEs)	5,586	4,238
Asset retirement obligations	709	718
Regulatory liabilities	1,509	1,377
Other	1,858	2,936
Total current liabilities	17,333	16,305
Long-Term Debt (includes $3,686 at 2021 and $3,535 at 2020 related to VIEs)	54,768	55,625
Other Noncurrent Liabilities
Deferred income taxes	9,459	9,244
Asset retirement obligations	12,299	12,286
Regulatory liabilities	15,070	15,029
Operating lease liabilities	1,352	1,340
Accrued pension and other post-retirement benefit costs	1,010	969
Investment tax credits	747	687
Other (includes $331 at 2021 and $316 at 2020 related to VIEs)	1,769	1,719
Total other noncurrent liabilities	41,706	41,274
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2021 and 2020	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2021 and 2020	989	989
Common Stock, $0.001 par value, 2 billion shares authorized; 769 million shares outstanding at 2021 and 2020	1	1
Additional paid-in capital	43,761	43,767
Retained earnings	2,680	2,471
Accumulated other comprehensive loss	(218)	(237)
Total Duke Energy Corporation stockholders' equity	48,186	47,964
Noncontrolling interests	1,472	1,220
Total equity	49,658	49,184
Total Liabilities and Equity	$163,465	$162,388

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$941	$890
Adjustments to reconcile net income to net cash provided by operating activities	1,147	664
Net cash provided by operating activities	2,088	1,554

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(3,137)	(3,022)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,185	2,593

Net increase in cash, cash equivalents and restricted cash	136	1,125
Cash, cash equivalents and restricted cash at beginning of period	556	573
Cash, cash equivalents and restricted cash at end of period	$692	$1,698

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,281	$—	$—	$—	$(62)	$5,219
Regulated natural gas	—	772	—	—	(23)	749
Nonregulated electric and other	—	3	119	26	34	182
Total operating revenues	5,281	775	119	26	(51)	6,150
Operating Expenses
Fuel used in electric generation and purchased power	1,462	—	—	—	(19)	1,443
Cost of natural gas	—	276	—	—	—	276
Operation, maintenance and other	1,282	102	72	(24)	(30)	1,402
Depreciation and amortization	1,057	68	53	55	(7)	1,226
Property and other taxes	311	35	9	(3)	1	353
Total operating expenses	4,112	481	134	28	(55)	4,700
Operating Income (Loss)	1,169	294	(15)	(2)	4	1,450
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	3	—	(27)	7	—	(17)
Other income and expenses, net	101	17	2	14	(7)	127
Total Other Income and Expenses	104	17	(25)	21	(7)	110
Interest Expense	340	33	13	151	(2)	535
Income (Loss) Before Income Taxes	933	278	(53)	(132)	(1)	1,025
Income Tax Expense (Benefit)	113	33	(29)	(32)	(1)	84
Net Income (Loss)	820	245	(24)	(100)	—	941
Add: Net Loss Attributable to Noncontrolling Interest	—	—	51	—	—	51
Net Income Attributable to Duke Energy Corporation	820	245	27	(100)	—	992
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$820	$245	$27	$(139)	$—	$953
Special Item	—	5	—	—	—	5
Adjusted Earnings(a)	$820	$250	$27	$(139)	$—	$958

(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2020
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,183	$—	$1	$—	$(60)	$5,124
Regulated natural gas	—	661	—	—	(23)	638
Nonregulated electric and other	—	3	128	23	33	187
Total operating revenues	5,183	664	129	23	(50)	5,949
Operating Expenses
Fuel used in electric generation and purchased power	1,467	—	—	—	(20)	1,447
Cost of natural gas	—	199	—	—	—	199
Operation, maintenance and other	1,325	110	69	(138)	(27)	1,339
Depreciation and amortization	977	66	48	45	(6)	1,130
Property and other taxes	303	30	8	4	—	345
Impairment of assets and other charges	2	—	—	—	—	2
Total operating expenses	4,074	405	125	(89)	(53)	4,462
Gains on Sales of Other Assets and Other, net	1	—	—	—	—	1
Operating Income	1,110	259	4	112	3	1,488
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	37	(2)	7	—	44
Other income and expenses, net	83	12	1	(40)	(10)	46
Total Other Income and Expenses	85	49	(1)	(33)	(10)	90
Interest Expense	339	31	18	171	(8)	551
Income (Loss) Before Income Taxes	856	277	(15)	(92)	1	1,027
Income Tax Expense (Benefit)	151	28	(24)	(19)	1	137
Net Income (Loss)	705	249	9	(73)	—	890
Add: Net Loss Attributable to Noncontrolling Interest	—	—	48	—	—	48
Net Income Attributable to Duke Energy Corporation	705	249	57	(73)	—	938
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$705	$249	$57	$(112)	$—	$899
Special Item	—	—	—	(75)	—	(75)
Adjusted Earnings(a)	$705	$249	$57	$(187)	$—	$824
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$110	$6	$13	$251	$(1)	$379
Receivables, net	487	266	191	5	1	950
Receivables of variable interest entities, net	1,834	—	—	—	—	1,834
Receivables from affiliated companies	117	337	655	1,212	(2,321)	—
Notes receivable from affiliated companies	21	189	—	1,110	(1,320)	—
Inventory	2,885	54	93	45	(1)	3,076
Regulatory assets	1,434	119	—	97	—	1,650
Other	337	18	241	83	(60)	619
Total current assets	7,225	989	1,193	2,803	(3,702)	8,508
Property, Plant and Equipment
Cost	135,001	13,056	6,910	2,504	(99)	157,372
Accumulated depreciation and amortization	(44,481)	(2,609)	(1,272)	(1,409)	(1)	(49,772)
Generation facilities to be retired, net	29	—	—	—	—	29
Net property, plant and equipment	90,549	10,447	5,638	1,095	(100)	107,629
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	11,198	731	—	513	(1)	12,441
Nuclear decommissioning trust funds	9,410	—	—	—	—	9,410
Operating lease right-of-use assets, net	1,123	19	122	276	—	1,540
Investments in equity method unconsolidated affiliates	108	215	484	112	—	919
Investment in consolidated subsidiaries	558	3	—	65,375	(65,936)	—
Other	2,063	305	113	1,857	(623)	3,715
Total other noncurrent assets	41,839	3,197	719	68,133	(66,560)	47,328
Total Assets	139,613	14,633	7,550	72,031	(70,362)	163,465
Segment reclassifications, intercompany balances and other	(879)	(494)	(656)	(68,321)	70,350	—
Segment Assets	$138,734	$14,139	$6,894	$3,710	$(12)	$163,465

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,819	$214	$108	$355	$1	$2,497
Accounts payable to affiliated companies	608	22	658	945	(2,233)	—
Notes payable to affiliated companies	1,113	80	50	89	(1,332)	—
Notes payable and commercial paper	—	—	89	3,975	—	4,064
Taxes accrued	582	50	(150)	93	(1)	574
Interest accrued	357	45	2	133	(1)	536
Current maturities of long-term debt	2,888	187	166	2,349	(4)	5,586
Asset retirement obligations	709	—	—	—	—	709
Regulatory liabilities	1,417	91	—	1	—	1,509
Other	1,336	116	106	437	(137)	1,858
Total current liabilities	10,829	805	1,029	8,377	(3,707)	17,333
Long-Term Debt	33,899	3,649	1,585	15,730	(95)	54,768
Long-Term Debt Payable to Affiliated Companies	618	7	—	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	10,533	1,140	(595)	(1,619)	—	9,459
Asset retirement obligations	12,081	63	155	—	—	12,299
Regulatory liabilities	13,621	1,426	—	23	—	15,070
Operating lease liabilities	1,027	17	126	182	—	1,352
Accrued pension and other post-retirement benefit costs	456	37	(27)	545	(1)	1,010
Investment tax credits	745	2	—	—	—	747
Other	803	261	357	536	(188)	1,769
Total other noncurrent liabilities	39,266	2,946	16	(333)	(189)	41,706
Equity
Total Duke Energy Corporation stockholders' equity	55,001	7,226	3,450	48,255	(65,746)	48,186
Noncontrolling interests	—	—	1,470	2	—	1,472
Total equity	55,001	7,226	4,920	48,257	(65,746)	49,658
Total Liabilities and Equity	139,613	14,633	7,550	72,031	(70,362)	163,465
Segment reclassifications, intercompany balances and other	(879)	(494)	(656)	(68,321)	70,350	—
Segment Liabilities and Equity	$138,734	$14,139	$6,894	$3,710	$(12)	$163,465

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2021
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,716	$1,401	$1,101	$363	$745	$(45)	$5,281
Operating Expenses
Fuel used in electric generation and purchased power	422	436	359	82	217	(54)	1,462
Operation, maintenance and other	432	352	238	81	176	3	1,282
Depreciation and amortization	359	285	200	54	152	7	1,057
Property and other taxes	83	49	93	71	21	(6)	311
Total operating expenses	1,296	1,122	890	288	566	(50)	4,112
Operating Income	420	279	211	75	179	5	1,169
Other Income and Expenses, net(b)	48	24	18	4	9	1	104
Interest Expense	124	69	80	22	50	(5)	340
Income Before Income Taxes	344	234	149	57	138	11	933
Income Tax Expense	25	21	30	7	24	6	113
Segment Income	$319	$213	$119	$50	$114	$5	$820
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $16 million for Duke Energy Carolinas, $8 million for Duke Energy Progress, $4 million for Duke Energy Florida, $2 million for Duke Energy Ohio and $5 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2021
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$12	$46	$22	$13	$17	$—	$110
Receivables, net	171	80	84	88	63	1	487
Receivables of variable interest entities, net	613	422	327	—	—	472	1,834
Receivables from affiliated companies	119	70	7	58	62	(199)	117
Notes receivable from affiliated companies	—	—	—	—	51	(30)	21
Inventory	1,021	882	455	91	436	—	2,885
Regulatory assets	433	469	352	23	151	6	1,434
Other	90	138	82	(3)	34	(4)	337
Total current assets	2,459	2,107	1,329	270	814	246	7,225
Property, Plant and Equipment
Cost	51,027	36,077	22,459	7,500	17,548	390	135,001
Accumulated depreciation and amortization	(17,690)	(13,064)	(5,646)	(2,249)	(5,821)	(11)	(44,481)
Generation facilities to be retired, net	—	29	—	—	—	—	29
Net property, plant and equipment	33,337	23,042	16,813	5,251	11,727	379	90,549
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,028	4,033	1,717	353	1,217	850	11,198
Nuclear decommissioning trust funds	5,147	3,645	617	—	—	1	9,410
Operating lease right-of-use assets, net	105	386	333	20	54	225	1,123
Investments in equity method unconsolidated affiliates	—	—	1	—	—	107	108
Investment in consolidated subsidiaries	49	14	2	244	1	248	558
Other	1,186	759	354	58	251	(545)	2,063
Total other noncurrent assets	9,515	8,837	3,024	1,271	1,523	17,669	41,839
Total Assets	45,311	33,986	21,166	6,792	14,064	18,294	139,613
Segment reclassifications, intercompany balances and other	(313)	(119)	(103)	(248)	(77)	(19)	(879)
Reportable Segment Assets	$44,998	$33,867	$21,063	$6,544	$13,987	$18,275	$138,734
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2021
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$643	$339	$457	$217	$163	$—	$1,819
Accounts payable to affiliated companies	206	225	108	17	72	(20)	608
Notes payable to affiliated companies	508	163	279	180	—	(17)	1,113
Taxes accrued	140	75	85	166	122	(6)	582
Interest accrued	128	71	75	24	59	—	357
Current maturities of long-term debt	507	1,302	824	23	123	109	2,888
Asset retirement obligations	258	267	—	8	176	—	709
Regulatory liabilities	559	618	84	37	119	—	1,417
Other	440	382	356	63	83	12	1,336
Total current liabilities	3,389	3,442	2,268	735	917	78	10,829
Long-Term Debt	11,522	7,904	7,060	2,446	3,818	1,149	33,899
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	3,960	2,386	2,210	711	1,231	35	10,533
Asset retirement obligations	5,117	5,366	493	61	997	47	12,081
Regulatory liabilities	6,540	4,454	672	343	1,629	(17)	13,621
Operating lease liabilities	93	356	292	20	52	214	1,027
Accrued pension and other post-retirement benefit costs	72	240	230	85	172	(343)	456
Investment tax credits	235	131	208	3	168	—	745
Other	617	87	59	59	34	(53)	803
Total other noncurrent liabilities	16,634	13,020	4,164	1,282	4,283	(117)	39,266
Equity	13,466	9,470	7,674	2,311	4,896	17,184	55,001
Total Liabilities and Equity	45,311	33,986	21,166	6,792	14,064	18,294	139,613
Segment reclassifications, intercompany balances and other	(313)	(119)	(103)	(248)	(77)	(19)	(879)
Reportable Segment Liabilities and Equity	$44,998	$33,867	$21,063	$6,544	$13,987	$18,275	$138,734
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2021
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Gas Utilities and Infrastructure(b)
Operating Revenues	$169	$606	$775
Operating Expenses
Cost of natural gas	51	225	276
Operation, maintenance and other	25	77	102
Depreciation and amortization	20	48	68
Property and other taxes	21	14	35
Total operating expenses	117	364	481
Operating Income	52	242	294
Other income and expenses, net	2	15	17
Interest Expense	4	29	33
Income Before Income Taxes	50	228	278
Income Tax Expense	7	26	33
Segment Income	$43	$202	$245
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes losses from the cancellation of the ACP pipeline and earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2021
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$1	$—	$1	$6
Receivables, net	10	257	—	(1)	266
Receivables from affiliated companies	2	65	355	(85)	337
Notes receivable from affiliated companies	—	198	—	(9)	189
Inventory	17	37	—	—	54
Regulatory assets	18	100	—	1	119
Other	7	11	1	(1)	18
Total current assets	58	669	356	(94)	989
Property, Plant and Equipment
Cost	3,699	9,357	—	—	13,056
Accumulated depreciation and amortization	(801)	(1,809)	—	1	(2,609)
Net property, plant and equipment	2,898	7,548	—	1	10,447
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	280	324	—	127	731
Operating lease right-of-use assets, net	—	19	—	—	19
Investments in equity method unconsolidated affiliates	—	—	210	5	215
Investment in consolidated subsidiaries	—	—	—	3	3
Other	17	273	16	(1)	305
Total other noncurrent assets	621	665	226	1,685	3,197
Total Assets	3,577	8,882	582	1,592	14,633
Segment reclassifications, intercompany balances and other	(2)	(54)	5	(443)	(494)
Reportable Segment Assets	$3,575	$8,828	$587	$1,149	$14,139
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2021
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$49	$166	$—	$(1)	$214
Accounts payable to affiliated companies	5	45	62	(90)	22
Notes payable to affiliated companies	90	—	—	(10)	80
Taxes accrued	16	67	(33)	—	50
Interest accrued	8	37	—	—	45
Current maturities of long-term debt	26	160	—	1	187
Regulatory liabilities	21	70	—	—	91
Other	4	72	39	1	116
Total current liabilities	219	617	68	(99)	805
Long-Term Debt	570	2,967	—	112	3,649
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	298	821	19	2	1,140
Asset retirement obligations	43	20	—	—	63
Regulatory liabilities	397	1,015	—	14	1,426
Operating lease liabilities	—	17	—	—	17
Accrued pension and other post-retirement benefit costs	29	8	—	—	37
Investment tax credits	1	1	—	—	2
Other	35	177	49	—	261
Total other noncurrent liabilities	803	2,059	68	16	2,946
Equity	1,978	3,239	446	1,563	7,226
Total Liabilities and Equity	3,577	8,882	582	1,592	14,633
Segment reclassifications, intercompany balances and other	(2)	(54)	5	(443)	(494)
Reportable Segment Liabilities and Equity	$3,575	$8,828	$587	$1,149	$14,139
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	23,769	20,874	13.9%	2.6%
General Service	17,308	17,682	(2.1%)	(5.0%)
Industrial	11,769	11,983	(1.8%)	(2.0%)
Other Energy Sales	139	144	(3.5%)	n/a
Unbilled Sales	(2,082)	(585)	(255.9%)	n/a
Total Retail Sales	50,903	50,098	1.6%	(1.1%)
Wholesale and Other	9,880	8,854	11.6%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	60,783	58,952	3.1%

Average Number of Customers (Electric)
Residential	6,937,684	6,811,644	1.9%
General Service	1,011,684	996,789	1.5%
Industrial	17,187	17,314	(0.7%)
Other Energy Sales	30,668	30,930	(0.8%)
Total Retail Customers	7,997,223	7,856,677	1.8%
Wholesale and Other	39	46	(15.2%)
Total Average Number of Customers – Electric Utilities and Infrastructure	7,997,262	7,856,723	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	13,071	7,152	82.8%
Nuclear	18,972	18,804	0.9%
Hydro	963	1,021	(5.7%)
Natural Gas and Oil	17,584	19,587	(10.2%)
Renewable Energy	301	215	40.0%
Total Generation(d)	50,891	46,779	8.8%
Purchased Power and Net Interchange(e)	13,690	15,163	(9.7%)
Total Sources of Energy	64,581	61,942	4.3%
Less: Line Loss and Other	3,798	2,990	27.0%
Total GWh Sources	60,783	58,952	3.1%

Owned Megawatt (MW) Capacity(c)
Summer	50,374	50,635
Winter	53,795	54,175
Nuclear Capacity Factor (%)(f)	99	97

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	8,354	7,361	13.5%
General Service	6,570	6,815	(3.6%)
Industrial	4,758	4,875	(2.4%)
Other Energy Sales	75	79	(5.1%)
Unbilled Sales	(355)	(75)	(373.3%)
Total Retail Sales	19,402	19,055	1.8%	(1.5%)
Wholesale and Other	2,560	2,181	17.4%
Total Consolidated Electric Sales – Duke Energy Carolinas	21,962	21,236	3.4%

Average Number of Customers
Residential	2,333,704	2,285,112	2.1%
General Service	371,039	364,075	1.9%
Industrial	6,070	6,113	(0.7%)
Other Energy Sales	22,453	22,787	(1.5%)
Total Retail Customers	2,733,266	2,678,087	2.1%
Wholesale and Other	19	24	(20.8%)
Total Average Number of Customers – Duke Energy Carolinas	2,733,285	2,678,111	2.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,118	2,459	67.5%
Nuclear	11,651	11,522	1.1%
Hydro	619	743	(16.7%)
Natural Gas and Oil	4,496	4,868	(7.6%)
Renewable Energy	67	44	52.3%
Total Generation(d)	20,951	19,636	6.7%
Purchased Power and Net Interchange(e)	2,159	2,415	(10.6%)
Total Sources of Energy	23,110	22,051	4.8%
Less: Line Loss and Other	1,148	815	40.9%
Total GWh Sources	21,962	21,236	3.4%

Owned MW Capacity(c)
Summer	20,001	20,192
Winter	20,877	21,127
Nuclear Capacity Factor (%)(f)	101	99

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,683	1,390	21.1%
Cooling Degree Days	5	35	(85.7%)

Variance from Normal
Heating Degree Days	(2.0%)	(19.6%)
Cooling Degree Days	(33.2%)	382.8%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,481	4,618	18.7%
General Service	3,441	3,471	(0.9%)
Industrial	2,452	2,497	(1.8%)
Other Energy Sales	19	19	—%
Unbilled Sales	(591)	(355)	(66.5%)
Total Retail Sales	10,802	10,250	5.4%	(0.4%)
Wholesale and Other	5,735	5,420	5.8%
Total Consolidated Electric Sales – Duke Energy Progress	16,537	15,670	5.5%

Average Number of Customers
Residential	1,391,105	1,362,360	2.1%
General Service	241,471	237,477	1.7%
Industrial	3,997	4,002	(0.1%)
Other Energy Sales	1,415	1,416	(0.1%)
Total Retail Customers	1,637,988	1,605,255	2.0%
Wholesale and Other	8	9	(11.1%)
Total Average Number of Customers – Duke Energy Progress	1,637,996	1,605,264	2.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,207	615	258.9%
Nuclear	7,321	7,282	0.5%
Hydro	280	241	16.2%
Natural Gas and Oil	5,432	5,891	(7.8%)
Renewable Energy	49	52	(5.8%)
Total Generation(d)	15,289	14,081	8.6%
Purchased Power and Net Interchange(e)	1,811	2,099	(13.7%)
Total Sources of Energy	17,100	16,180	5.7%
Less: Line Loss and Other	563	510	10.4%
Total GWh Sources	16,537	15,670	5.5%

Owned MW Capacity(c)
Summer	12,468	12,442
Winter	13,612	13,497
Nuclear Capacity Factor (%)(f)	94	93

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,548	1,186	30.5%
Cooling Degree Days	14	52	(73.1%)

Variance from Normal
Heating Degree Days	(2.3%)	(25.8%)
Cooling Degree Days	32.1%	349.1%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,488	4,060	10.5%
General Service	3,216	3,285	(2.1%)
Industrial	812	769	5.6%
Other Energy Sales	6	6	—%
Unbilled Sales	(402)	183	(319.7%)
Total Retail Sales	8,120	8,303	(2.2%)	0.3%
Wholesale and Other	434	314	38.2%
Total Electric Sales – Duke Energy Florida	8,554	8,617	(0.7%)

Average Number of Customers
Residential	1,675,242	1,642,342	2.0%
General Service	206,790	204,184	1.3%
Industrial	1,951	2,010	(2.9%)
Other Energy Sales	1,488	1,492	(0.3%)
Total Retail Customers	1,885,471	1,850,028	1.9%
Wholesale and Other	7	8	(12.5%)
Total Average Number of Customers – Duke Energy Florida	1,885,478	1,850,036	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,036	35	2,860.0%
Natural Gas and Oil	7,176	8,266	(13.2%)
Renewable Energy	184	114	61.4%
Total Generation(d)	8,396	8,415	(0.2%)
Purchased Power and Net Interchange(e)	837	901	(7.1%)
Total Sources of Energy	9,233	9,316	(0.9%)
Less: Line Loss and Other	679	699	(2.9%)
Total GWh Sources	8,554	8,617	(0.7%)

Owned MW Capacity(c)
Summer	10,206	10,302
Winter	11,081	11,347

Heating and Cooling Degree Days
Actual
Heating Degree Days	295	220	34.1%
Cooling Degree Days	268	470	(43.0%)

Variance from Normal
Heating Degree Days	(20.2%)	(9.8%)
Cooling Degree Days	40.4%	138.0%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,587	2,290	13.0%
General Service	2,172	2,198	(1.2%)
Industrial	1,335	1,365	(2.2%)
Other Energy Sales	26	27	(3.7%)
Unbilled Sales	(321)	(152)	(111.2%)
Total Retail Sales	5,799	5,728	1.2%	(2.1%)
Wholesale and Other	205	95	115.8%
Total Electric Sales – Duke Energy Ohio	6,004	5,823	3.1%

Average Number of Customers
Residential	785,987	779,652	0.8%
General Service	89,654	88,871	0.9%
Industrial	2,479	2,491	(0.5%)
Other Energy Sales	3,456	3,431	0.7%
Total Retail Customers	881,576	874,445	0.8%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	881,577	874,446	0.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	966	622	55.3%
Natural Gas and Oil	2	(1)	300.0%
Total Generation(d)	968	621	55.9%
Purchased Power and Net Interchange(e)	5,781	5,874	(1.6%)
Total Sources of Energy	6,749	6,495	3.9%
Less: Line Loss and Other	745	672	10.9%
Total GWh Sources	6,004	5,823	3.1%

Owned MW Capacity(c)
Summer	1,076	1,076
Winter	1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,500	2,186	14.4%
Cooling Degree Days	—	5	(100.0%)

Variance from Normal
Heating Degree Days	(2.3%)	(15.1%)
Cooling Degree Days	(100.0%)	45.7%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,859	2,545	12.3%
General Service	1,909	1,913	(0.2%)
Industrial	2,412	2,477	(2.6%)
Other Energy Sales	13	13	—%
Unbilled Sales	(413)	(186)	(122.0%)
Total Retail Sales	6,780	6,762	0.3%	(1.6%)
Wholesale and Other	946	844	12.1%
Total Electric Sales – Duke Energy Indiana	7,726	7,606	1.6%

Average Number of Customers
Residential	751,646	742,178	1.3%
General Service	102,730	102,182	0.5%
Industrial	2,690	2,698	(0.3%)
Other Energy Sales	1,856	1,804	2.9%
Total Retail Customers	858,922	848,862	1.2%
Wholesale and Other	4	4	—%
Total Average Number of Customers – Duke Energy Indiana	858,926	848,866	1.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,744	3,421	38.7%
Hydro	64	37	73.0%
Natural Gas and Oil	478	563	(15.1%)
Renewable Energy	1	5	(80.0%)
Total Generation(d)	5,287	4,026	31.3%
Purchased Power and Net Interchange(e)	3,102	3,874	(19.9%)
Total Sources of Energy	8,389	7,900	6.2%
Less: Line Loss and Other	663	294	125.5%
Total GWh Sources	7,726	7,606	1.6%

Owned MW Capacity(c)
Summer	6,623	6,623
Winter	7,061	7,040

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,705	2,457	10.1%
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(1.6%)	(10.6%)
Cooling Degree Days	(100.0%)	(100.0%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	149,626,582	148,503,995	0.8%
Duke Energy Midwest LDC throughput (Mcf)	37,109,003	33,785,834	9.8%

Average Number of Customers – Piedmont Natural Gas
Residential	1,021,856	998,267	2.4%
Commercial	106,055	105,460	0.6%
Industrial	965	974	(0.9%)
Power Generation	19	17	11.8%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,128,895	1,104,718	2.2%

Average Number of Customers – Duke Energy Midwest
Residential	501,260	496,426	1.0%
General Service	44,628	45,131	(1.1%)
Industrial	1,610	1,622	(0.7%)
Other	131	132	(0.8%)
Total Average Number of Gas Customers – Duke Energy Midwest	547,629	543,311	0.8%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
March 2021

	Three Months Ended March 31,
	2021	2020	% Inc. (Dec.)
Renewable Plant Production, GWh	2,588	2,437	6.2%
Net Proportional MW Capacity in Operation(a)	4,294	3,502	22.6%
(a)    Includes 100% tax equity project capacity.